Exhibit 10.5


                        SETTLEMENT AGREEMENT AND RELEASE


     THIS SETTLEMENT AGREEMENT AND RELEASE (the "Agreement") is made by and between VINA Technologies, Inc., a Delaware corporation (the "Company"), and Joshua W. Soske ("Employee").

     WHEREAS, the Company and Employee have had a business relationship wherein Employee has been an officer of Company;

     WHEREAS, Employee has been granted stock options pursuant to certain stock option agreements, copies of which are attached hereto (the "Stock Option Agreements") between Employee and the Company to purchase (i) an aggregate of 200,000 shares of Company common stock pursuant to options granted on May 5, 1998 (the "May 1998 Options"); and (ii) an aggregate of 730,200 shares of
Company common stock pursuant to options granted after May 5, 1998 (the "Subsequent Options"); and

     WHEREAS, the Company and Employee have mutually agreed to terminate the employment relationship;

     NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Employee (collectively referred to as the "Parties") hereby agree as follows:

     1.  Resignation.  Employee  resigns  from  his  position  as the  Company's
         -----------
Executive Vice President effective July 16, 2001.

     2. Consideration. The Company agrees to provide Employee with the following
        -------------
consideration, as well as that set forth in paragraphs 3 and 5 below:

     (a) The Company shall pay Employee an aggregate of six months salary ninety two thousand five hundred dollars ($92,500 ), less applicable withholdings, payable pro rata on the 1st day of each month over the next six months.

     (b) Employee's stock options shall vest or expire as follows:

          (i) The May 1998 Options shall accelerate and vest with respect to all two hundred thousand (200,000) of the shares subject to the May 1998 Options as of the Effective Date of this Agreement. These options shall expire on the date three months after the termination of the Independent Contractor Agreement.

          (ii) The options granted pursuant to the Subsequent Options shall accelerate and vest with respect to such number of shares as would have vested between the Effective Date of this Agreement and the date six months
     (6) following the Effective Date of this Agreement if Employee were still employed by the Company during such period. On the Effective Date of this

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

     Agreement, all options not vested pursuant to this paragraph or otherwise shall immediately expire. All vested options shall expire on the date three months after the termination of the Independent Contractor Agreement .

     3.  Consulting.  During the period  commencing  with the Effective Date and
         ----------
terminating on January 17, 2002, unless terminated earlier pursuant to the terms of the Consulting Agreement (the "Consulting Period"), attached hereto as Exhibit A (the "Consulting Agreement") which is hereby incorporated by reference, Employee shall serve as a consultant to the Company, providing consultation services to, and reporting to, the Chief Executive Officer of the Company as provided in the Independent Contractor Agreement.

     4. Stock Option  Agreements.  Except as otherwise  provided in paragraph 2,
        ------------------------
Employee's stock options shall continue to be subject to the terms and conditions of the applicable stock incentive plan and the applicable stock option agreements between Employee and the Company.

     5. Benefits.  Employee shall have the right to convert his health insurance
        --------
benefits to individual coverage pursuant to COBRA. Should Employee so elect and remain eligible, the Company shall pay Employee's health care premiums, up to a maximum of 100% of the cost of Employee's health care premiums prior to his termination, through January 15, 2002; provided, however, that if Employee
                                           ------------------
secures alternative employment that provides health insurance benefits before this date, Employee shall promptly notify the Company in writing, and the Company's reimbursement obligation under this paragraph shall immediately cease.

     6. Confidential Information and Non-Competition. Employee shall continue to
        --------------------------------------------
maintain the confidentiality of all confidential and proprietary information of the Company and shall continue to comply with the terms and conditions of the Confidentiality Agreement between Employee and the Company, which remains in full force and effect.

     7. Payment of Salary. Employee acknowledges and represents that the Company
        -----------------
has paid all salary, wages, bonuses, accrued vacation, commissions, stock options and any and all other benefits and compensation due to Employee, except as otherwise provided for in this Agreement and other than those solely related to Employee's role as a director of the Company.

     8.  Release of Claims.  Employee  agrees that the  foregoing  consideration
         -----------------
represents settlement in full of all outstanding obligations owed to Employee by the Company, other than those solely related to Employee's role as a director of the Company or as a consultant to the Company. Employee, on behalf of himself, and his respective heirs, family members, executors and assigns, hereby fully and forever releases the Company and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, parents, subsidiaries, predecessor and successor corporations, and assigns, from, and agrees not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind (excepting any claims for indemnification, claims for vested benefits, claims solely related to Employee's role as a director of the Company, and claims for breach of this Agreement), whether presently known or unknown, suspected or unsuspected, that he may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation:

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

     (a) Any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

     (b) Any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

     (c) Any and all claims for wrongful termination of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

     (d) Any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker Adjustment and Retraining Notification Act, Older Workers Benefit Protection Act, the California Fair Employment and Housing Act, and Labor Code section 201, et seq. and section 970, et seq.;

     (e) Any and all claims for violation of the federal, or any state, constitution;

     (f) Any and all claims for attorneys' fees and costs;

     (g) Any and all claims arising under the agreements governing Employee's employement, including, but not limited to, claims for employment benefits, compensation, severance payments, fringe benefits, stock options, vacation or disability payments, pension accrual and any claims for contribution or indemnification; and

     (h) Any and all claims relating to the tax obligations for which Employee may become liable as a result of this Agreement or the payment of the consideration referred to above.

     Employee agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released.

     In consideration for the promises and covenants contained herein, the Company hereby releases and discharges Employee from any claims, liabilities and actions, known or unknown, which it may now have or claim to have or may ever have had or claimed to have against the Employee, including, but not limited to, claims arising directly or indirectly out of any act or omission by Employee from the date of his employment with the Company through and including the date of execution of this Agreement, and all other possible claims and/or actions relating to any alleged violations of any contracts of employment, or any other contracts, express or implied, any torts of whatsoever kind or nature, alleged violations of any federal or state statutes, laws or constitutions, the

California Civil Code, the California Labor Code, California Business and Professions Code and all other codes of the State of California and of the United States which it may have arising directly or indirectly out of any act or omission on your part occurring on or before the date of execution of this Agreement.

     9.  Acknowledgment  of Waiver of Claims under ADEA.  Employee  acknowledges
         -----------------------------------------------
that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that the waiver and release is knowing and voluntary. Employee and the Company agree that the waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of the Agreement. Employee acknowledges that the consideration given for the waiver and release in this Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that (a) he should consult with an attorney prior to executing the Agreement; (b) he has at least twenty-one (21) days within which to consider the Agreement; (c) he has at least seven (7) business days following his execution of the Agreement to revoke the Agreement; and (d) the Agreement shall not be effective until the revocation period has expired.

     10. Civil Code Section 1542. The Parties  represent that they are not aware
         -----------------------
of any claims against each other other than the claims that are released by this Agreement. Moreover, the Parties agree and represent that it is within their contemplation that they may have claims against each other of which, at the time of the execution of this Agreement, they have no knowledge or suspicion, but that this Agreement extends to claims in any way based upon, connected with or related to the matters described in paragraphs 8 and 9, whether or not known, claimed or suspected by them. The Parties acknowledge that they are familiar with the provisions of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     The Parties, being aware of said code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

     11.  Confidentiality.  Employee  and the  Company  agree to use their  best
          ---------------
efforts to maintain in confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as "Settlement Information"). The parties further agree to take every reasonable precaution to prevent disclosure of any Settlement Information to third parties, and agree that there will be no publicity, directly or indirectly, concerning any Settlement Information. Employee and the Company agree to take every precaution to disclose Settlement Information only to those attorneys, accountants, government entities and family members who have a reasonable need to know of such Settlement Information. Nothing in this paragraph 11 shall be construed as hindering the Company's ability to make any disclosures necessary or appropriate, in the Company's sole judgement, pursuant to applicable securities laws.

     12. No  Cooperation.  Employee  agrees he will not act in any  manner  that
         ---------------
might damage the business of the Company. Employee agrees that he will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third patty against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so.

     13.  Non-Disparagement.  Employee  agrees to refrain  from any  defamation,
          -----------------
libel or slander of the Company and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, or tortious interference with the contracts and relationships of the Company and its respective officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns. The Company agrees to refrain from making any disparaging remarks concerning the Employee, or the Employee's past performance as an Employee and Director of the Company.

     14. No Admission of Liability.  The Parties understand and acknowledge that
         -------------------------
this Agreement constitutes a compromise and settlement of disputed claims, and is made to buy peace and for no other reason. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgement or admission by either party of any fault or liability whatsoever to the other party or to any third party.

     15.  Employment  Activities.  During  the period of time  beginning  on the
          ----------------------
Effective Date and ending on July 16, 2002, Employee agrees not to hire, and not otherwise to solicit directly or indirectly, any current employees of the Company for employment elsewhere. Company agrees that, except as set forth in the Independent Contractor Agreement, Employee is not precluded from seeking employment opportunities elsewhere at any time after the Effective Date.

     16.  Costs.  The  Parties  shall each bear their own  costs,  expert  fees,
          -----
attorneys' fees and other fees incurred in connection with this Agreement.

     17.  Arbitration.  To the maximum extent permitted by law, Employee and the
          ------------
Company agree that, except as noted below, any controversy, claim or dispute arising out of or related to Employee's employment or the termination thereof ("claims") shall be arbitrated in accordance with the following procedure:

     (a) Any and all claims shall be submitted to final and binding arbitration before the American Arbitration Association ("AAA") in Newark, California. Such arbitration shall be in accordance with the AAA's then current version of the National Rules for the Resolution of Employment Disputes. The arbitrator shall be selected in accordance with the AAA's selection procedures in effect at the time. Either party may initiate arbitration proceedings by filing a demand for arbitration with the AAA in San Francisco, California.

     (b) The arbitrator shall have the authority to grant any relief authorized by law.

     (c) The arbitrator shall have exclusive authority to resolve all claims covered by this arbitration agreement, and any dispute relating to the interpretation, applicability, enforceability or formation of this arbitration agreement, including, but not limited to, any claim that all or any part of this arbitration agreement is void or voidable. Any issues involving the arbitrability of a dispute shall be governed by the Federal Arbitration Act, 9 U.S.C. ss. 1 et seq.

     (d) The Company will pay all arbitration fees, deposits and administrative costs assessed by the AAA. The arbitrator shall have power to award attorneys' fees, expert witness fees and costs according to statute, or according to a separate written agreement between the parties, or the National Rules for the Resolution of Employment Disputes of the AAA, but shall have no other power to award attorneys' fees, costs or expert witness fees.

     (e) The claims covered by the above include, but are not limited to, claims for wrongful termination, unpaid wages or compensation, breach of contract, torts, violation of public policy; claims for harassment or discrimination (including, but not limited to, race, sex, religion, national origin, age, marital status, medical condition, disability, or sexual orientation); claims for benefits (except where an employee benefit or pension plan specifies a procedure for resolving claims different from this one); claims for physical or mental harm or distress, or any other employment-related claims under any federal, state or other governmental law, statute, regulation or ordinance, including, but not limited to, Title VII of the Civil Rights Act of 1965, the Americans With Disabilities Act, the Age Discrimination in Employment Act, the California Fair Employment and Housing Act, and any other statutes or laws relating to an employee's relationship with the employer; and claims related to the agreements governing Employee's employment with the Company. However, claims for workers' compensation benefits and unemployment compensation benefits are not covered by this arbitration agreement, and such claims may be presented to the appropriate court or government agency.

     (f) Notwithstanding this agreement to arbitrate, neither party waives the right to seek through judicial process, preliminary injunctive relief to preserve the status quo or prevent irreparable injury before the matter can be heard in arbitration.

     (g) The arbitrator shall issue a written arbitration decision stating the arbitrator's essential findings and conclusions upon which any award is based. A party's right for review of the decision is limited to grounds provided under applicable law.

     (h) The parties agree that the arbitration shall be final and binding and any arbitration award shall be enforceable in any court having jurisdiction to enforce this arbitration agreement.

     BY AGREEING TO THIS BINDING ARBITRATION PROVISION, BOTH THE COMPANY AND EMPLOYEE GIVE UP ALL RIGHTS TO TRIAL BY JURY, EXCEPT AS EXPRESSLY PROVIDED
          -------------------------------------
HEREIN.

     18. Authority. The Company represents and warrants that the undersigned has
         ---------
the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

     19. No Representations. Employee represents that he has had the opportunity
         -------------------
to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement. Employee and the Company understand that after signing this Agreement, they cannot proceed against any person mentioned in it with respect to or on account of the matters referred to it. The parties further covenant not to sue each other, or to participate or aid in any suit or proceeding (or to execute, seek to impose, collect or recover upon, or otherwise enforce or accept any judgment, decision, award, warrant or attachment) upon any claim released by them under paragraphs 8, 9 and 10 above.

     20.  Severability.  In the event that any  provision  hereof  becomes or is
          ------------
declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     21.  Entire  Agreement.  This  Agreement  (and the  Independent  Contractor
          -----------------
agreement attached hereto) represents the entire agreement and understanding between the Company and Employee and the complete, final and exclusive embodiment of their agreements concerning Employee's separation from the Company, and supersedes and replaces any and all prior and contemporaneous agreements, representations and understandings concerning Employee's relationship with the Company and his compensation by the Company, except for the Confidentiality Agreement, the Independent Contractor Agreement and the Company's 2000 Stock Incentive Plan referenced herein. This Agreement is executed without reliance on any promise, warranty or representations by any party or any representative of any party other than those expressly contained in this Agreement. Notwithstanding the provisions of California Evidence Code
Section 1152.5, this Agreement is admissible for purposes of enforcement.

     22. No Oral  Modification.  This  Agreement  may not be  altered,  amended,
         ----------------------
modified or otherwise changed in any respect or particular except by a writing signed by Employee and one of the Company's executive officers. Any such writing, which shall specifically refer to this Agreement, must be ratified by the Board of Directors.

     23.  Governing  Law.  This  Agreement  shall be governed by the laws of the
          --------------
State of California.

     24.  Effective Date. The Effective Date of this Agreement is eight business
          ---------------
days after it has been signed by both Parties provided that Employee has not revoked the Agreement pursuant to Section 9 hereof.

     25.  Execution and Revocation  Periods.  Employee has twenty-one  (21) days
          ---------------------------------
after actual receipt of this Agreement in which to consider and execute this Agreement. Employee has a period of seven (7) days following the execution of this Agreement in which to revoke this Agreement. This Agreement will not become effective or enforceable until the revocation period has expired.

     26. Counterparts.  This Agreement may be executed in counterparts, and each
         ------------
counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

     27.   Voluntary   Execution  of  Agreement.   This  Agreement  is  executed
           ------------------------------------
voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

     (a) They have read this Agreement;

     (b) They have been represented in the preparation, negotiation, and execution of the Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

     (c) They know and understand the terms and consequences of this Agreement and of the releases it contains; and

     (d) They are fully aware of the legal and binding effect of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

                                            VINA TECHNOLOGIES, INC.,
                                            a Delaware corporation



         Dated: 8/22/01                     By /s/ Stanley E. Kazmierczak
                                               Stanley E. Kazmierczak
                                               Vice President, Finance and
                                               Chief Financial Officer


                                            JOSHUA W. SOSKE, an individual



         Dated: 8/27/01                     /s/ Joshua W. Soske



















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